Exhibit 10.87


                         Supplement No. 1
                                to
                  FIRST PREFERRED FLEET MORTGAGE

  SUPPLEMENT NO. 1 dated July 13, 1995 ("Supplement No. 1"), by READING & BATES OFFSHORE, LIMITED, an Oklahoma corporation with its principal place of business at 901 Threadneedle, Houston, Texas 77079 (the "Mortgagor") to THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation with an office at 1211 Avenue of the Americas, New York, N.Y., 10036 (the "Mortgagee").

                       W I T N E S S E T H:

            WHEREAS, the Mortgagor has executed and delivered to the Mortgagee the First Preferred Fleet Mortgage dated May 25, 1995, (said First Preferred Fleet Mortgage being herein called the "Mortgage" and the terms herein, unless otherwise defined, being used as defined in the Mortgage); and

            WHEREAS, by the Mortgage the Mortgagor mortgaged to the Mortgagee the U.S. flag drilling rig F.G. McCLINTOCK, Official No. 562059 (as more fully described in the Mortgage), to secure, among other things, payment of all amounts due and owing under the Loan Agreement dated as of May 25, 1995 and the Note dated May 25, 1995; and

            WHEREAS, the  Mortgage was recorded on  May 25, 1995
  at  11:18  am   at  the  United  States   Coast  Guard  Vessel
  Documentation Office, at the Port  of Houston, Texas, in  Book
  B-95/5, page 491; and

            WHEREAS, the drilling rig described below in this Supplement No. 1 is the Other Vessel described in the Mortgage; and

            WHEREAS, the execution and delivery of this Supplement No. 1 have been duly authorized and all conditions and requirements necessary to make this instrument a valid and binding agreement and to effect the modifications of the Mortgage provided herein and to continue the Mortgage, as supplemented and amended by this Supplement No. 1, as a valid, binding a legal first preferred fleet mortgage for the security of all amounts due under the Loan Agreement and the Note, have been duly performed and complied with;

            NOW, THEREFORE, THIS SUPPLEMENT WITNESSETH:

            That, in consideration of the premises and other valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment of all amounts due under the Loan Agreement and the Note and all other sums that may be secured by the Mortgage, the Mortgagor has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed, and by these presents does grant, convey, mortgage, pledge, assign, transfer, set over and confirms, unto the Mortgagee:

            The whole of the following vessel:

                      Name                     Official No.
                 GEORGE H. GALLOWAY              651646

            which vessel has been duly documented in the name of the Mortgagor under the laws of the United States and having its home port and port of documentation at the Port of Houston, Texas together with all of the boilers, engines, generators, air compressors, cranes, machinery, masts, spars, rigging, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment (excluding equipment not owned by the Mortgagor), and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals and replacements hereafter made in or to such vessel, or any part thereof, or in or to said appurtenances, all of which property shall be deemed to be included in the term "Vessel" as used in the Mortgage.

            TO HAVE AND TO HOLD all and singular the above mortgaged and described property unto the Mortgagee, to its own use, benefit and behoof forever.

                          ARTICLE FIRST

            SECTION 1. The Granting Clause of the Mortgage is hereby amended by adding thereto an additional paragraph reading as follows:

            "The whole of the following vessel:

                      Name                     Official No.
                 GEORGE H. GALLOWAY              651646

            which vessel has been duly documented in the name of the Mortgagor under the laws of the United States and having its home port and port of documentation at the Port of Houston, Texas together with all of the boilers, engines, generators, air compressors, cranes, machinery, masts, spars, rigging, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment (excluding equipment not owned by the Mortgagor), and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals and replacements hereafter made in or to such vessel, or any part thereof, or in or to said appurtenances, all of which property shall be deemed to be included in the term "Vessel" as used in the Mortgage.

            SECTION 2. For the purpose of recording the Mortgage, as the same is hereby supplemented, as required by 46 U.S. Code Ch. 313, the total amount remains Twenty Five Million United States Dollars (USD 25,000,000) plus interest, costs, expenses and performance of mortgage covenants; the discharge amount is the same as the total amount; and there is no separate discharge amount.

                          ARTICLE SECOND

            SECTION 1. All of the covenants and agreements on the part of the Mortgagor which are set forth in, and all the rights, privileges, powers and immunities of the Mortgagee which are provided for in the Mortgage are incorporated herein and shall apply to the Vessels hereby and heretofore subjected to the lien of the Mortgage and otherwise with the same force and effect as though set forth at length in this supplement.

            SECTION 2. This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage.

            SECTION 3. Except as modified and expressly amended by this Supplement No. 1 and any other supplement, the Mortgage is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

            SECTION 4. This Supplement No. 1 may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

            IN WITNESS WHEREOF, this Supplement No. 1 has been executed and delivered the day and year first above written.


                           READING AND BATES OFFSHORE, LIMITED


                           By: ________________________________
                               Name: __________________________
                               Title: _________________________


                           THE  CIT  GROUP/EQUIPMENT  FINANCING,
                           INC.


                           By: ________________________________
                               Name: __________________________
                               Title: _________________________




  STATE OF  TEXAS          )
                           ) ss.:
  COUNTY OF HARRIS         )



       On this ____ day of July, 1995, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that his address is 901 Threadneedle, Houston, Texas 77079; that he is ____________________ of Reading & Bates Offshore, Limited the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.




  _________________________________
          (Notary Public)





  STATE OF  TEXAS          )
                           ) ss.:
  COUNTY OF DALLAS         )



       On this ____ day of July, 1995, before me personally came Joseph M. Pitch, to me known, who, being by me duly sworn, did depose and say that his address 2110 Walnut Hill Lane, Suite 230, Irving, Texas 75038; that he is Vice President of The CIT Group/Equipment Financing, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.




  _________________________________
          (Notary Public)